AMENDMENT
TO
AMENDED AND RESTATED
OPERATING AGREEMENT
OF
MANNING & NAPIER CAPITAL COMPANY, L.L.C.
(A New York Limited Liability Company)

This First Amendment (this “Amendment”) to the Amended and Restated Operating Agreement of Manning & Napier Capital Company, L.L.C., a New York limited liability company (the “LLC”), is entered into as of December 1, 2013 (the “Effective Date”), by and among the undersigned Members of the LLC.
RECITALS
WHEREAS, the Members entered into the Amended and Restated Operating Agreement as of November 23, 2011 (the “Operating Agreement”);
WHEREAS, the Members wish to amend the Operating Agreement to modify the repurchase option with respect to Unvested Percentage Interests;
WHEREAS, the Members are parties to that certain Amended and Restated Shareholder Agreement of MNA Advisors, Inc. dated November 23, 2011, as amended effective November 23, 2011, which agreement shall be amended on even date herewith;
WHEREAS, pursuant to Section 23.8 of the Operating Agreement, the Operating Agreement may be amended by a written consent signed by Manning and Members owning more than 50% of the outstanding LLC Interests (excluding the LLC Interests owned by Manning); and
NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, the undersigned Members agree as follows:
1.     Definitions.    Any capitalized term used, but not defined, in this Amendment shall have its respective meaning as set forth in the Operating Agreement.
2.     Amendments. From and after the Effective Date:
(a)    Article XI shall be amended and restated in its entirety to read as follows:
“ARTICLE XI. LLC OPTION TO PURCHASE UNVESTED PERCENTAGE INTERESTS OWNED BY AN EMPLOYEE UPON CERTAIN EVENTS
11.1.    LLC Purchase Option. The LLC shall have the option to purchase all or a portion of the Unvested Percentage Interest (the “DDR Interest”) owned by each Employee (each a “DDR Selling Member”) (a) on or after February 21, 2015 or (b) earlier, on the date the DDR Selling Member’s employment (with Manning & Napier Group, LLC (or any of its subsidiaries))

is terminated for any reason other than death or Disability. The LLC may exercise its option with respect to the DDR Interest by written notice given to the DDR Selling Member or to his Personal Representative. The LLC will pay the purchase price set forth in Section 11.2 to the DDR Selling Member or to his Personal Representative upon the payment terms set forth in Section 11.3.
11.2.    Purchase Price. The purchase price for the DDR Interest will be the lesser of (i) the cost for such DDR Interest and (ii) the fair market value of such DDR Interest, as determined in the sole discretion of the Voting Members.
11.3.    Terms of Payment. The LLC will pay the purchase price for the DDR Interest to the DDR Selling Member (i) in cash at the closing or (ii) over 12 payments, on each of the next 12 Payment Dates, beginning on the next Payment Date after the closing of the sale. In addition, if the LLC elects to pay based on (ii) above, each such payment will include an amount of interest equal to the Stated Rate (prorated for the time the unpaid purchase amount remains unpaid) on the unpaid purchase price. Any sale contemplated by this Section 11.3 shall be pursuant to a purchase agreement reasonably satisfactory to the parties.
11.4.    The Closing. The closing with respect to any purchase and sale of such LLC Interests shall be in accordance with Article XVIII.”
(b)    Section 15.5.4 shall be amended and restated in its entirety to read as follows:
“Notwithstanding any provision of this Agreement to the contrary, if the PIC determines in its review of the 2014 performance of the Members that certain LLC Interests shall remain Unvested Performance Interests, then such LLC Interests are subject to purchase by the LLC pursuant to Article XI above.”
3.    Miscellaneous Provisions
(a)    This Amendment shall constitute and evidence the unanimous written consent of the undersigned Members to this Amendment within the meaning of Section 23.8 of the Operating Agreement.
(b)     Except as expressly amended hereby, the terms and conditions of the Operating Agreement are hereby ratified and confirmed, and shall continue in full force and effect. In the event of any conflict or inconsistency between the terms set forth herein and the terms of the Operating Agreement, the terms contained in this Amendment shall control.
(c)    This Amendment shall be governed by, and construed in accordance with, the laws and decisions of the State of New York, without regard to conflict of law rules applied in such State.
(d)     This Amendment constitutes the entire understanding among the parties hereto. No waiver or modification of the provisions of this Amendment shall be valid unless it is in writing and executed pursuant to Section 23.8 of the Operating Agreement and then, only to the extent therein set forth.
(e)    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement binding on the Members. For purposes of this Amendment, any signature hereto transmitted by facsimile or e-mail (in PDF format) shall be considered to have the same legal and binding effect as any original signature hereto.
[THE NEXT PAGE IS THE SIGNATURE PAGE.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

SHAREHOLDERS:

_/s/ William Manning____________
WILLIAM MANNING

    /s/ Ajay Sadarangani
AJAY SADARANGANI

/s/ Antony Desorbo
ANTONY DESORBO

_/s/ B. Reuben Auspitz__________
B. REUBEN AUSPITZ

_/s/ Beth H. Galusha____________
BETH H. GALUSHA

_/s/ Brian Gambill_______________
BRIAN GAMBILL

_/s/ Brian Lester_________________
BRIAN LESTER

_/s/ Charles H. Stamey____________
CHARLES H. STAMEY

_/s/ Christian Andreach___________
CHRISTIAN ANDREACH

_/s/ Christopher Cummings________
CHRISTOPHER CUMMINGS

_ /s/ Christopher F. Petrosino____
CHRISTOPHER F. PETROSINO

_/s/ Christopher Long___________
CHRISTOPHER LONG

_/s/ Christine M. Glavin__________
CHRISTINE M. GLAVIN

_/s/ David C. Roewer____________
DAVID C. ROEWER

_/s/ Eric Daniels________________
ERIC DANIELS

_/s/ Gary Henderson_____________
GARY HENDERSON

_/s/ George J. Nobilski___________
GEORGE J. NOBILSKI

_/s/ Jack W. Bauer______________
JACK W. BAUER

_/s/ James T. Herbst_____________
JAMES T. HERBST

_/s/ Jason Lisiak________________
JASON LISIAK

_/s/ Jay Welles_________________
JAY WELLES

_/s/ Jeffrey A. Herrmann__________
JEFFREY A. HERRMANN

_/s/ Jeffrey M. Tyburski___________
JEFFREY M. TYBURSKI

_/s/ Jeffrey S. Coons_____________
JEFFREY S. COONS

_/s/ Jeffrey W. Donlon___________
JEFFREY W. DONLON

_/s/ Jodi L. Hedberg_____________
JODI L. HEDBERG

_/s/ Justin Goldman______________
JUSTIN GOLDMAN

_/s/ Kathryn Maurer______________
KATHRYN MAURER

_/s/ Keith Harwood______________
KEITH HARWOOD

_/s/ Kristin Castner______________
KRISTIN CASTNER

_/s/ Marc D. Tommasi____________
MARC D. TOMMASI

_/s/ Mark Macpherson____________

MARK MACPHERSON

_/s/ Michael J. Magiera___________
MICHAEL J. MAGIERA

_/s/ Michael Platania_____________
MICHAEL PLATANIA

_/s/ Michele R. McGinn___________
MICHELE R. MCGINN

_/s/ Michele T. Mosca____________
MICHELE T. MOSCA

_/s/ Otto Odendahl______________
OTTO ODENDAHL

_/s/ Patrick Cunningham _________
PATRICK CUNNINGHAM

_/s/ Paul R. Smith_______________
PAUL R. SMITH

_/s/ Richard B. Yates____________
RICHARD B. YATES

_/s/ Robert Conrad______________
ROBERT CONRAD

_/s/ Robert Pickels_______________
ROBERT PICKELS

_/s/ Sammy Azzouz______________
SAMMY AZZOUZ

_/s/ Scott Pilchard________________
SCOTT PILCHARD

_/s/ Sean J. Yarton_______________
SEAN J. YARTON

_/s/ Timothy Willis_______________
TIMOTHY WILLIS

_/s/ Virge Trotter________________
VIRGE TROTTER